UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2024

ALIMERA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 Town Square, Suite 400 Alpharetta, Georgia	30005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable

(Former name or former address if

changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On June 21, 2024, Alimera Sciences, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ANI Pharmaceuticals, Inc., a Delaware corporation (“Parent”), and ANIP Merger Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Parent (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned indirect subsidiary of Parent. Capitalized terms not otherwise defined have the meanings set forth in the Merger Agreement.

On September 16, 2024, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, the Merger was completed. At the Effective Time of the Merger, the separate corporate existence of Merger Subsidiary ceased and the Company survived the Merger as a wholly owned indirect subsidiary of Parent.

Item 1.02. Termination of Material Definitive Agreement.

Effective as of September 16, 2024, and contingent upon the consummation of the Merger, the Company terminated the Company’s 2010 Employee Stock Purchase Plan, as amended.

In connection with the completion of the Merger, on the Closing Date, Parent, on behalf of the Company, repaid in full all indebtedness, liabilities and other obligations outstanding under, and terminated, (i) that certain Loan and Security Agreement dated as of December 31, 2019 (as amended, restated, amended and restated, modified, or otherwise supplemented from time to time prior to the date hereof) by and among the Company, SLR Investment Corp., a Maryland corporation (formerly known as Solar Capital Ltd.) (“SLR”), as collateral agent and a lender, and any other lenders party thereto from time to time, (ii) the Exit Fee Agreement, dated as of January 5, 2018, by and among the Company, SLR, as the collateral agent and a lender, and the other lenders party thereto (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time), (iii) the Exit Fee Agreement, dated as of December 31, 2019, by and among the Company, SLR, as the collateral agent and a lender, and the other lenders party thereto (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time), (iv) the Fifth Amendment Exit Fee Agreement, dated as of March 24, 2023, by and among the Company, SLR, as the collateral agent and a lender, and the other lenders party thereto (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time), and (v) the Third Amended and Restated Fee Letter, dated March 6, 2024, by and among the Company, SLR, as the collateral agent and a lender, and the other lenders party thereto (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated into this Item 2.01 by reference.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) outstanding immediately prior to the Effective Time (including each Company RSA (as defined below) but excluding any treasury shares or shares owned by Parent, Merger Subsidiary or any other subsidiary of Parent or the Company), was canceled and ceased to exist and was converted into the right to receive (i) $5.50 in cash, without interest (such amount, as may be adjusted in accordance with the Merger Agreement, the “Closing Cash Consideration”) and (ii) one contingent value right (a “CVR”), which represents the right to receive the Milestone Payments (as defined below) subject to the terms and conditions set forth in the CVR Agreement (as defined below) (the consideration contemplated by (i) and (ii), together, the “Merger Consideration”).

At the Effective Time, outstanding awards of restricted stock with respect to shares of Company Common Stock (each, a “Company RSA”), whether vested or unvested as of immediately prior to the Effective Time, for which the holder thereof made a timely and valid election (an “83(b) Election”) under Section 83(b) of the Internal Revenue Code of 1986, as amended, were cancelled and ceased to exist, and were converted into the right to receive the Merger Consideration.

At the Effective Time, each Company RSA for which the holder thereof did not make a timely and valid 83(b) Election was canceled and converted into the right to receive (i) an amount in cash (without interest and subject to deduction for any required withholding as contemplated by the Merger Agreement) equal to: (A) the total number of shares of such Company RSAs multiplied by (B) the Closing Cash Consideration, without any interest thereon, and (ii) CVRs in an amount equal to the total number of shares of such Company RSAs.

At the Effective Time, each stock option granted by the Company to purchase Company Common Stock (each, a “Company Option”) that was outstanding and unvested immediately prior to the Effective Time vested in full, and (i) each Company Option then outstanding and unexercised and which had a per share exercise price that was less than the Closing Cash Consideration was canceled and converted into the right to receive the sum of an amount in cash (without interest and subject to deduction for any required withholding as contemplated in the Merger Agreement) equal to: (a) the excess, if any, of the Closing Cash Consideration over the exercise price per share of such Company Option; multiplied by the number of shares of Company Common Stock underlying such Company Option and (b) one (1) CVR, (ii) each Company Option then outstanding and unexercised, and which had a per share exercise price that equaled or exceeded the Closing Cash Consideration, but was less than the Maximum Total Consideration (as defined in the Merger Agreement) (each, an “Eligible Option”) was canceled and converted into the right to receive a cash payment equal to (a) the excess, if any, of (A) the Total Consideration (as defined in the Merger Agreement) over (B) the per share exercise price of such Eligible Option, multiplied by (b) the total number of shares of Company Common Stock subject to such Eligible Option immediately prior to the Effective Time, and (iii) each Company Option then outstanding and unexercised and that had a per share exercise price that was equal or greater than the Maximum Total Consideration was canceled with no consideration payable in respect thereof.

At the Effective Time, each Company performance stock unit (“Company PSU”) then outstanding was automatically canceled and converted into the right to receive (i) from the Surviving Corporation an amount of cash equal to the product of (A) the total number of shares of Company Common Stock underlying such Company PSUs pursuant to the applicable Company PSU grant terms, with, for the avoidance of doubt, all performance metrics deemed achieved at 100%, multiplied by (B) the Closing Cash Consideration, without any interest thereon and (ii) CVRs in an amount equal to the total number of shares of Company Common Stock then underlying such Company PSUs pursuant to the applicable Company PSU grant terms, with, for the avoidance of doubt, all performance metrics deemed achieved at 100%.

At the Effective Time, each Company restricted stock unit (“Company RSU”) then outstanding was automatically canceled and converted into the right to receive (i) from the Surviving Corporation an amount of cash equal to the product of (A) the number of shares of Company Common Stock underlying such Company RSU multiplied by (B) the Closing Cash Consideration, without any interest thereon and (ii) CVRs in an amount equal to the total number of shares of Company Common Stock then underlying such Company RSUs.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 24, 2024.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 is incorporated herein by reference.

On September 16, 2024, in connection with the consummation of the Merger, the Company requested that The Nasdaq Global Market suspend trading of the Company Common Stock and file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the shares of the Company common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01, Item 3.01 and Item 5.01 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introduction is incorporated in this Item 5.01 by reference.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. Parent obtained the funds necessary to fund the Merger through a variety of sources, including incremental financing and cash on hand.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the consummation of the Merger, each of Adam Morgan, Richard S. Eiswirth, Jr., Ross Demont, Michael Kaseta, Erin Parsons, Maggie Pax, Peter J. Pizzo, III and John Snisarenko ceased to be members of the Board of Directors of the Company (the “Company Board”) and ceased to be members of any committees of the Company Board on which such directors served, effective as of the Effective Time. On September 16, 2024, in connection with the consummation of the Merger, the directors of Merger Subsidiary became the directors of the Surviving Corporation in lieu of the Company’s existing directors.

In connection with the consummation of the Merger, each officer of the Company immediately prior to the Effective Time became an officer of the Surviving Corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and under Item 2.01 is incorporated herein by reference.

Effective upon completion of the Merger, the certificate of incorporation of Merger Subsidiary, as in effect immediately prior to the Merger, became the certificate of incorporation of the Surviving Corporation (except that all references to the name of Merger Subsidiary therein were modified to refer to the name of the Company) (the “Amended and Restated Certificate”).

Effective upon completion of the Merger, the bylaws of Merger Subsidiary, as in effect immediately prior to the Merger, became the bylaws of the Surviving Corporation (except that all references to the name of Merger Subsidiary therein were modified to refer to the name of the Company) (the “Amended and Restated Bylaws”).

The foregoing descriptions of the Amended and Restated Certificate and Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate and Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

Contingent Value Rights Agreement

At the Effective Time, Parent entered into a contingent value rights agreement (the “CVR Agreement”) with a rights agent (the “Rights Agent”), pursuant to which each holder of Company Common Stock, as well as holders of Company warrants, Company Options, Company PSUs, Company RSAs and Company RSUs, may become entitled to contingent cash payments per CVR (each, a “Milestone Payment”), such payments being contingent upon, and subject to, the achievement of: (i) $140.0 million in net revenue (the “2026 Milestone”) on third party sales of ILUVIEN® and YUTIQ® for Parent’s 2026 fiscal year (the “2026 Net Revenue”) and/or (ii) $160.0 million in net revenue (the “2027 Milestone” and together with the 2026 Milestone, the “Milestones”) on third party sales of ILUVIEN® and YUTIQ® for Parent’s 2027 fiscal year (the “2027 Net Revenue”).

Each CVR entitles the holder (the “Holder”) to receive a Milestone Payment upon satisfaction of the applicable Milestones. The Milestone Payment for each CVR will equal the product (rounded to the nearest 1/100 of $0.01) of (i) $0.25 multiplied by a fraction (not exceeding one), the numerator of which is the amount, if any, by which the 2026 Net Revenue exceeds $140.0 million and the denominator of which is $10.0 million (subject to adjustment for the exercise price of Eligible Options) and/or (ii) $0.25 multiplied by a fraction (not exceeding one), the numerator of which is the amount, if any, by which the 2027 Net Revenue exceeds $160.0 million and the denominator of which is $15.0 million (subject to adjustment for the exercise price of Eligible Options).

If a Milestone is attained, the distributions in respect of the CVRs will be made on or prior to the date that is fifteen (15) business days following the filing by Parent of its audited financial statements with the SEC on Form 10-K in respect of the applicable year in which such Milestone has been achieved, and will be subject to a number of deductions, exceptions and limitations, including but not limited to certain taxes.

Under the CVR Agreement, the Rights Agent will have, and Holders of at least 35% of the CVRs then-outstanding have, certain rights to audit and enforcement on behalf of all Holders of the CVRs. Parent will undertake under the terms of the CVR Agreement to use diligent efforts to achieve the Milestones, as such efforts are further described in the CVR Agreement.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the CVR Agreement, a form of which is included as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed on June 24, 2024 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 24, 2024).
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The disclosure schedules to and certain provisions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K as they contain information that is both not material and of the type that the registrant treats as private or confidential. The registrant agrees to supplementally furnish an unredacted copy of this exhibit, including any schedule hereto, to the SEC upon its request; however, the registrant may request confidential treatment of such unredacted copy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: September 16, 2024	By:	/s/ Richard S. Eiswirth, Jr.
	Name:	Richard S. Eiswirth, Jr.
	Title:	President and Chief Executive Officer